UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2012

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031
(Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on July 26, 2012, at its offices in Timonium, Maryland. Of the 8,023,471 shares of common stock outstanding as of the record date for the Annual Meeting, 8,023,471 shares, or 92.6% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Four proposals were properly submitted to the shareholders for a vote at the Annual Meeting.  These proposals are described as Proposal Nos. 1 through 4 in the Definitive Proxy Statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission in anticipation of the Annual Meeting.   No other proposals were properly presented for a vote at the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast "for" or "against" each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

       Proposal No.1 - Election of Directors.  Each of Robert B. Barnhill, Jr., John D. Beletic, Benn Konsynski, Ph.D, Daniel Okrent and Morton F. Zifferer, Jr. were elected to serve as a member of the Board of Directors of the Company for a term expiring at the Annual Meeting of Shareholders to be held in 2012 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert B. Barnhill, Jr.	5,886,483	263,360	1,280,620
John D. Beletic	5.860,846	288,997	1,280,620
Benn Konsynski, PH.D	5,884,435	265,408	1,280,620
Daniel Okrent	5,977,062	172,781	1,280,620
Morton F. Zifferer, Jr.	5,861,896	287,947	1,280,620

The term of office of Jay G. Baitler and Dennis J. Shaughnessy continued following the meeting.

Proposal No.2 - Ratify Independent Registered Public Accountants.  The appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year 2012 was ratified, as follows:

FOR	7,286,306
AGAINST	137,594
ABSTAIN	6,563

Proposal No.3 - An advisory vote on named executive officer compensation for the fiscal year ended April 1, 2012. The shareholders voted to approve, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers for the fiscal year ended April 1, 2012, as disclosed in the Company’s Proxy Statement for the 2012 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Tables and other tabular information and related materials. The vote on this proposal was as follows:

FOR	5,898,274
AGAINST	238,251
ABSTAIN	13,318
BROKER NON-VOTES	1,280,620

Proposal No.4 - A recommendation by advisory vote on the frequency of holding future advisory shareholder votes on named executive officer compensation. The shareholders voted to recommend that advisory (non-binding) votes on the compensation paid to our named executive officers should be put forth to shareholders every three years, as follows:

1 YEAR	2,954,083
2 YEARS	26,594
3 YEARS	3,163,878
ABSTAIN	5,288
BROKER NON-VOTES	1,280,620

In accordance with the shareholder voting results, in which every “Three Years” received the highest number of votes cast on the frequency proposal, and the Board of Directors’ recommendation in the Proxy Statement for the 2012 Annual Meeting, our Board of Directors has determined that future shareholder advisory (non-binding) votes on executive compensation will occur every three years. Accordingly, the next shareholder advisory (non-binding) vote on executive compensation will be held at the 2015 Annual Meeting of Shareholders. The next required shareholder advisory (non-binding) vote regarding the frequency interval will be held in six years at the 2018 Annual Meeting of Shareholders, or at an earlier date as determined at the discretion of the Board of Directors.

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ David M. Young
David M. Young
Senior Vice President and Chief Financial Officer

Dated: July 27, 2012